Exhibit 4(a)(33)


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                               AVISTA CORPORATION

                                       TO

                                 CITIBANK, N.A.

                           AS SUCCESSOR TRUSTEE UNDER
                           MORTGAGE AND DEED OF TRUST,
                            DATED AS OF JUNE 1, 1939



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                       THIRTY-THIRD SUPPLEMENTAL INDENTURE

          PROVIDING AMONG OTHER THINGS FOR A SERIES OF BONDS DESIGNATED
               "FIRST MORTGAGE BONDS, COLLATERAL SERIES DUE 2005"
                                 DUE MAY 5, 2005



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                             Dated as of May 1, 2004

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                       THIRTY-THIRD SUPPLEMENTAL INDENTURE

                  THIS INDENTURE,  dated as of the 1st day of May 2004,  between
AVISTA CORPORATION (formerly known as The Washington Water Power Company), a corporation of the State of Washington, whose post office address is 1411 East Mission Avenue, Spokane, Washington 99202 (the "Company"), and CITIBANK, N.A., formerly First National City Bank (successor by merger to First National City Trust Company, formerly City Bank Farmers Trust Company), a national banking association incorporated and existing under the laws of the United States of America, whose post office address is 111 Wall Street, New York, 10043 New York (the "Trustee"), as Trustee under the Mortgage and Deed of Trust, dated as of June 1, 1939 (the "Original Mortgage"), executed and delivered by the Company to secure the payment of bonds issued or to be issued under and in accordance with the provisions thereof, this indenture (the "Thirty-third Supplemental Indenture") being supplemental to the Original Mortgage, as heretofore supplemented and amended.

                  WHEREAS pursuant to a written request of the Company made in accordance with Section 103 of the Original Mortgage, Francis M. Pitt (then Individual Trustee under the Mortgage, as supplemented) ceased to be a trustee thereunder on July 23, 1969, and all of his powers as Individual Trustee have devolved upon the Trustee and its successors alone; and

                  WHEREAS by the Original Mortgage the Company covenanted that it would execute and deliver such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Original Mortgage and to make subject to the lien of the Original Mortgage any property thereafter acquired intended to be subject to the lien thereof; and

                  WHEREAS the Company has heretofore executed and delivered, in addition to the Original Mortgage, the indentures supplemental thereto, and has issued the series of bonds, set forth in Exhibit A hereto (the Mortgage, as supplemented and amended by the First through Thirty-second Supplemental Indentures being herein sometimes called collectively, the "Mortgage"); and

                  WHEREAS the Original Mortgage and the First through Thirty-first Supplemental Indentures have been appropriately filed or recorded in various official records in the States of Washington, California, Idaho, Montana and Oregon, as set forth in the First through Thirty-second Supplemental Indentures and the Instrument of Further Assurance, dated December 15, 2001, hereinafter referred to; and

                  WHEREAS the Thirty-second Supplemental Indenture, dated as of September 1, 2003, has been appropriately filed or recorded in the various official records in the States of Washington, California, Idaho, Montana and Oregon set forth in Exhibit B hereto; and

                  WHEREAS for the purpose of confirming or perfecting the lien of the Mortgage on certain of its properties, the Company has heretofore executed and delivered a Short Form Mortgage and Security Agreement, in multiple counterparts dated as of various dates in 1992, and such instrument has been appropriately filed or recorded in the various official records in the States of California, Montana and Oregon; and


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                  WHEREAS for the purpose of confirming  or perfecting  the lien of the Mortgage on certain of its properties, the Company has heretofore executed and delivered an Instrument of Further Assurance, dated as of December 15, 2001, and such instrument has been appropriately filed or recorded in the various official records in the States of Washington, California, Idaho, Montana and Oregon; and

                  WHEREAS in addition to the property described in the Mortgage the Company has acquired certain other property, rights and interests in property; and

                  WHEREAS Section 8 of the Original Mortgage provides that the form of each series of bonds (other than the First Series) issued thereunder and of the coupons to be attached to coupon bonds of such series shall be established by Resolution of the Board of Directors of the Company; that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof; and that such series may also contain such provisions not inconsistent with the provisions of the Mortgage as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and

                  WHEREAS Section 120 of the Original Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the lien of the Mortgage shall be situated; and

                  WHEREAS the Company now desires to create a new series of bonds; and

                  WHEREAS the execution and delivery by the Company of this Thirty-third Supplemental Indenture, and the terms of the bonds of the Thirty-first Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors, and all things necessary to make this Thirty-third Supplemental Indenture a valid, binding and legal instrument have been performed;

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH: That the Company, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, hereby confirms the estate, title and rights of the Trustee (including without limitation the lien of the Mortgage on the property of the Company subjected thereto, whether now owned or hereafter acquired) held as security for the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage according to their tenor and effect and the performance of all the provisions of the Mortgage and of such bonds, and, without limiting the generality of the foregoing, hereby

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confirms the grant, bargain, sale, release,  conveyance,  assignment,  transfer, mortgage, pledge, setting over and confirmation unto the Trustee, contained in the Mortgage, of all the following described properties of the Company, whether now owned or hereafter acquired, namely:

                  All of the property, real, personal and mixed, of every character and wheresoever situated (except any hereinafter or in the Mortgage expressly excepted) which the Company now owns or, subject to the provisions of Section 87 of the Mortgage, may hereafter acquire prior to the satisfaction and discharge of the Mortgage, as fully and completely as if herein or in the Mortgage specifically described, and including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in Mortgage) all lands, real estate, easements, servitudes, rights of way and leasehold and other interests in real estate; all rights to the use or appropriation of water, flowage rights, water storage rights, flooding rights, and other rights in respect of or relating to water; all plants for the generation of electricity, power houses, dams, dam sites, reservoirs, flumes, raceways, diversion works, head works, waterways, water works, water systems, gas plants, steam heat plants, hot water plants, ice or refrigeration plants, stations, substations, offices, buildings and other works and structures and the equipment thereof and all improvements, extensions and additions thereto; all generators, machinery, engines, turbines, boilers, dynamos, transformers, motors, electric machines, switchboards, regulators, meters, electrical and mechanical appliances, conduits, cables, pipes and mains; all lines and systems for the transmission and distribution of electric current, gas, steam heat or water for any purpose; all towers, mains, pipes, poles, pole lines, conduits, cables, wires, switch racks, insulators, compressors, pumps, fittings, valves and connections; all motor vehicles and automobiles; all tools, implements, apparatus, furniture, stores, supplies and equipment; all franchises (except the Company's franchise to be a corporation), licenses, permits, rights, powers and privileges; and (except as hereinafter or in the Mortgage expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature.

The property so conveyed or intended to be so conveyed under the Mortgage shall include, but shall not be limited to, the property set forth in Exhibit C hereto, the particular description of which is intended only to aid in the identification thereof and shall not be construed as limiting the force, effect and scope of the foregoing.

                  TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Original Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

                  THE COMPANY HEREBY CONFIRMS that, subject to the provisions of
Section 87 of the Original Mortgage, all the property, rights, and franchises acquired by the

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Company after the date thereof (except any hereinbefore or hereinafter or in the
Mortgage expressly excepted) are and shall be as fully embraced within the lien of the Mortgage as if such property, rights and franchises had been owned by the Company at the date of the Original Mortgage and had been specifically described therein.

                  PROVIDED THAT the following were not and were not intended to be then or now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed under the Mortgage and were, are and shall be expressly excepted from the lien and operation namely: (l) cash, shares of stock and obligations (including bonds, notes and other securities) not hereafter specifically pledged, paid, deposited or delivered under the Mortgage or covenanted so to be; (2) merchandise, equipment, materials or supplies held for the purpose of sale in the usual course of business or for consumption in the operation of any properties of the Company; (3) bills, notes and accounts receivable, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; and (5) any property heretofore released pursuant to any provisions of the Mortgage and not heretofore disposed of by the Company; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XII of the Original Mortgage by reason of the occurrence of a Completed Default as defined in said Article XII.

                  TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company in the Mortgage as aforesaid, or intended so to be, unto the Trustee, and its successors, heirs and assigns forever.

                  IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as set forth in the Mortgage, this Thirty-third Supplemental Indenture being supplemental to the Mortgage.

                  AND IT IS HEREBY FURTHER CONFIRMED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage shall affect and apply to the property in the Mortgage described and conveyed, and to the estates, rights, obligations and duties of the Company and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors in the trust, in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Original Mortgage, and had been specifically and at length described in and conveyed to said Trustee by the Original Mortgage as a part of the property therein stated to be conveyed.

                  The Company further covenants and agrees to and with the Trustee and its successor or successors in such trust under the Mortgage, as follows:

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                                   ARTICLE I

                          THIRTY-FIRST SERIES OF BONDS

                  SECTION 1. (I) There shall be a series of bonds designated "Collateral Series due 2005" (herein sometimes referred to as the "Thirty-first Series"), each of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which has been established by Resolution of the Board of Directors of the Company, is set forth on Exhibit D hereto. Bonds of the Thirty-first Series shall be issued as fully registered bonds in denominations of One Thousand Dollars and, at the option of the Company, any amount in excess thereof (the exercise of such option to be evidenced by the execution and delivery thereof) and shall be dated as in Section 10 of the Mortgage provided. Each bond of the Thirty-first Series shall mature on May 5, 2005 and shall bear interest, be redeemable and have such other terms and provisions as set forth below.

                  (II) The Bonds of the Thirty-first Series shall have the following terms and characteristics:

                  (a) the Bonds of the Thirty-first Series shall be initially authenticated and delivered under the Indenture in the aggregate principal amount of $350,000,000;

                  (b) the Bonds of the Thirty-first Series shall bear interest at the rate of eight per centum (8%) per annum; interest on such bonds shall accrue from and including the date of the initial authentication and delivery thereof, except as otherwise provided in the form of bond attached hereto as Exhibit D; interest on such bonds shall be payable on each Interest Payment Date and at Maturity (as each of such terms is hereafter defined); and interest on such bonds during any period less than one year for which payment is made shall be computed in accordance with the Credit Agreement (as hereinafter defined);

                  (c) the principal of and premium, if any, and interest on each bond of the Thirty-first Series payable at Maturity shall be payable upon presentation thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency as at the time of payment is legal tender for public and private debts. The interest on each Bond of the Thirty-first Series (other than interest payable at Maturity) shall be payable directly to the registered owners thereof;

                  (d) the Bonds of the Thirty-first Series shall not be redeemable, in whole or in part, at the option of the Company;

                  (e) (i) the Bonds of the Thirty-first Series are to be issued and delivered to the Administrative Agent (as hereinafter defined) in order to provide the benefit of the lien of the Mortgage as security for the obligation of the Company under the Credit Agreement to pay the Obligations (as hereinafter defined), to the extent and subject to the limitations set forth in clauses (iii) and (iv) of this subdivision;

                  (ii) upon the earliest of (A) the occurrence of an Event of Default under the Credit Agreement, and further upon the condition that, in accordance with the terms of

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         the Credit  Agreement,  the Commitments (as hereinafter  defined) shall have been or shall have terminated and any Loans (as hereinafter defined) outstanding shall have been declared to be or shall have otherwise become due and payable immediately and the Administrative Agent shall have delivered to the Company a notice demanding redemption of the Bonds of the Thirty-first Series which notice states that it is being delivered pursuant to Article VII of the Credit Agreement, (B) the occurrence of an Event of Default under clause (g) or (h) of
         Article VII of the Credit Agreement, and (C) May 5, 2005, then all Bonds of the Thirty-first Series shall be redeemed or paid immediately at the principal amount thereof plus accrued interest to the date of redemption or payment;

                  (iii) the obligation of the Company to pay the accrued interest on Bonds of the Thirty-first Series on any Interest Payment Date prior to Maturity (a) shall be deemed to have been satisfied and discharged in full in the event that all amounts then due in respect of the Obligations shall have been paid or (b) shall be deemed to remain unsatisfied in an amount equal to the aggregate amount then due in respect of the Obligations and remaining unpaid (not in excess, however, of the amount otherwise then due in respect of interest on the Bonds of the Thirty-first Series);

                  (iv) the obligation of the Company to pay the principal of and accrued interest on Bonds of the Thirty-first Series at or after Maturity (x) shall be deemed to have been satisfied and discharged in full in the event that all amounts then due in respect of the Obligations shall have been paid or (y) shall be deemed to remain unsatisfied in an amount equal to the aggregate amount then due in respect of the Obligations and remaining unpaid (not in excess, however, of the amount otherwise then due in respect of principal of and accrued interest on the Bonds of the Thirty-first Series).

                  (v) the Trustee shall be entitled to presume that the obligation of the Company to pay the principal of and interest on the Bonds of the Thirty-first Series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Administrative Agent, signed by an authorized officer thereof, stating that the principal of and/or interest on the Bonds of the Thirty-first Series has become due and payable and has not been fully paid, and specifying the amount of funds required to make such payment;

                  (f) no service charge shall be made for the registration of transfer or exchange of Bonds of the Thirty-first Series;

                  (g) in the event of an application by the Administrative Agent for a substituted Bond of the Thirty-first Series pursuant to Section 16 of the Original Mortgage, the Administrative Agent shall not be required to provide any indemnity or pay any expenses or charges as contemplated in said Section 16; and

                  (h) the Bonds of the Thirty-first Series shall have such other terms as are set forth in the form of bond attached hereto as Exhibit D.

                  Anything in this Supplemental Indenture or in the Bonds of the Thirty-first Series to the contrary notwithstanding, if, at the time of the Maturity of such Bonds, the stated

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aggregate  principal  amount of such Bonds  then  Outstanding  shall  exceed the aggregate Revolving Credit Exposures (as hereinafter defined), the aggregate principal amount of such Bonds shall be deemed to have been reduced by the amount of such excess.

                  (III)  For  all  purposes  of this  Thirty-third  Supplemental
Indenture, except as otherwise expressly provided or unless the context otherwise requires, the terms defined below shall have the meanings specified:

                  "ADMINISTRATIVE AGENT" means The Bank of New York, in its capacity as Administrative Agent under the Credit Agreement.

                  "BOND DELIVERY AGREEMENT" means the Bond Delivery Agreement, dated May 6, 2004 between the Company and the Administrative Agent.

                  "CREDIT AGREEMENT" means the Credit Agreement, dated as of May 21, 2002, among the Company, the banks parties thereto, Keybank National Association and Washington Mutual Bank, as Co-Agents, U.S. Bank, National Association, as Managing Agent, Fleet National Bank and Wells Fargo Bank, as Documentation Agents, Union Bank of California, N.A., as Syndication Agent, and The Bank of New York as Administrative Agent and Issuing Bank, as amended, supplemented or otherwise modified from time to time, including that certain Amendment No. 1, dated as of May 13, 2003, among the Company, the banks parties thereto, Washington Mutual Bank, as Managing Agent, Fleet National Bank, Keybank National Association, U.S. Bank, National Association and Wells Fargo Bank, as Documentation Agents, Union Bank of California, N.A., as Syndication Agent, and The Bank of New York, as Administrative Agent and Issuing Bank, Amendment No. 2, dated as of November 25, 2003 among the Company, the banks party thereto, Washington Mutual Bank, as Managing Agent, Fleet National Bank, KeyBank National Association, U.S. Bank, National Association and Wells Fargo Bank, as Documentation Agents, Union Bank of California, N.A, as Syndication Agent, and The Bank of New York, as Administrative Agent and issuing Bank and Amendment No. 3, dated as of May 6, 2004 among the Company, the banks party thereto, Bank of America, N.A. and Commerzbank AG, as Managing Agents, KeyBank National Association and U.S. Bank, National Association, as Documentation Agents, Wells Fargo Bank, as Documentation Agent and Issuing Bank, Union Bank of California, N.A. as Syndication Agent and Issuing Bank, and The Bank of New York, as Administrative Agent and Issuing Bank.

                  "INTEREST PAYMENT DATE" means June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005.

                  "MATURITY" means the date on which the principal of the Bonds of the Thirty-first Series becomes due and payable, whether at stated maturity, upon redemption or acceleration, or otherwise.

                  "OBLIGATIONS" shall have the meaning specified in the Bond Delivery Agreement.

                  "COMMITMENTS", "LOANS" and "REVOLVING CREDIT EXPOSURES" shall have the meanings specified in the Credit Agreement:

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                  A copy of the Credit Agreement is on file at the office of the
Administrative Agent at One Wall Street, 18th Floor, New York, NY 10286 and at the office of the Company at 1411 East Mission Avenue, Spokane, WA 99202.

                  (IV) Upon the delivery of this Thirty-third Supplemental Indenture, bonds of the Thirty-first Series in an aggregate principal amount not to exceed $350,000,000 are to be issued and will be Outstanding, in addition to $343,500,000 aggregate principal amount of bonds of prior series Outstanding at the date of delivery of this Thirty-third Supplemental Indenture.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

                  SECTION 1. The terms defined in the Original Mortgage shall, for all purposes of this Thirty-third Supplemental Indenture, have the meanings specified in the Original Mortgage.

                  SECTION 2. The Trustee hereby confirms its acceptance of the trusts in the Original Mortgage declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions in the Original Mortgage set forth, including the following:

                  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirty-third Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. Each and every term and condition contained in Article XVI of the Original Mortgage, shall apply to and form part of this Thirty-third Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Thirty-third Supplemental Indenture.

                  SECTION 3. Whenever in this Thirty-third Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XV and XVI of the Original Mortgage be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Thirty-third Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee, or either of them, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

                  SECTION 4. Nothing in this Thirty-third Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Mortgage, any right, remedy or claim under or by reason of this Thirty-third Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Thirty-third Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and of the coupons Outstanding under the Mortgage.

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                  SECTION 5. This Thirty-third  Supplemental  Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  SECTION 6. The titles of the several Articles of this Thirty-third Supplemental Indenture shall not be deemed to be any part thereof.

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

                  IN WITNESS WHEREOF, on the 6th day of May, 2004, AVISTA CORPORATION has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents, and its corporate seal to be attested by its Corporate Secretary or one of its Assistant Corporate Secretaries for and in its behalf, all in The City of Spokane, Washington, as of the day and year first above written; and on the 6th day of May, 2004, CITIBANK, N.A., has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents or one of its Senior Trust Officers or one of its Trust Officers and its corporate seal to be attested by one of its Vice Presidents or one of its Trust Officers, all in The City of New York, New York, as of the day and year first above written.

                                            AVISTA CORPORATION


                                            By  /s/ MALYN K. MALQUIST
                                              ----------------------------------
                                                    Senior Vice President

Attest:


    /s/ SUSAN Y. MINER
------------------------------------
     Assistant Corporate Secretary

Executed, sealed and delivered
 by AVISTA CORPORATION
 in the presence of:


    /s/ DIANE C. THOREN
------------------------------------


    /s/ MARJORIE N. BJORNBERG
------------------------------------

                                            CITIBANK, N.A., AS TRUSTEE


                                            By  /s/ WAFAA ORFY
                                              ----------------------------------
                                                Wafaa Orfy, Vice President

Attest:

    /s/ NANCY FORTE
------------------------------------
 Nancy Forte, Assistant Vice President

Executed, sealed and delivered
  by CITIBANK, N.A.,
  as trustee. in the presence of:



    /s/ R.T. KIRCHNER
------------------------------------
        R. T. Kirchner
        Vice President



    /s/ JOHN J. BYRNES
------------------------------------
        John J. Byrnes
        Vice President

STATE OF WASHINGTON                 )
                                    ) ss.:
COUNTY OF SPOKANE                   )

                  On the 6th day of May 2004, before me personally appeared Malyn Malquist, to me known to be a Senior Vice President of AVISTA CORPORATION, one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said Corporation.

                  On the 6th day of May 2004, before me, Sue Miner, a Notary Public in and for the State and County aforesaid, personally appeared Malyn Malquist, known to me to be a Senior Vice President of AVISTA CORPORATION, one of the corporations that executed the within and foregoing instrument and acknowledged to me that such Corporation executed the same.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                              /s/ SUE MINER
                                              --------------------------------
                                                  Notary Public



                                              Sue Miner
                                              Notary Public
                                              Commission Expires August 20, 2007
                                              State of Washington

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

                  On the 6th day of May 2004, before me personally appeared Wafaa Orfy, to me known to be a Vice President of CITIBANK, N.A., one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said Corporation.

                  On the 6th day of May 2004, before me, a Notary Public in and for the State and County aforesaid, personally appeared Wafaa Orfy, known to me to be an Vice President of CITIBANK, N.A., one of the corporations that executed the within and foregoing instrument and acknowledged to me that such Corporation executed the same.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                             /s/ NANETTE MURPHY
                                            ------------------------------------
                                                     Notary Public


                                             Nanette Murphy
                                             Notary Public, State of New York
                                             No. 01MU6086415
                                             Qualified in Kings County
                                             Commission Expires 1/21/07

                                                                       EXHIBIT A

                        MORTGAGE, SUPPLEMENTAL INDENTURES
                               AND SERIES OF BONDS

  ----------------------------------------------------------------------------------------------------------
        MORTGAGE OR         DATED AS OF               SERIES               PRINCIPAL          PRINCIPAL
       SUPPLEMENTAL         -----------               ------                AMOUNT             AMOUNT
        INDENTURE                           NO.       DESIGNATION           ISSUED           OUTSTANDING
  -------------------                       ---       -----------         ----------    ------------------
  ------------------------------------------------------------------------------------------------------------
  Original                June 1, 1939       1    3-1/2% Series due 1964   $22,000,000              None
  ------------------------------------------------------------------------------------------------------------
  First                   October 1, 1952    2    3-3/4% Series due 1982    30,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Second                  May 1, 1953        3    3-7/8% Series due 1983    10,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Third                   December 1, 1955                 None
  ------------------------------------------------------------------------------------------------------------
  Fourth                  March 15, 1957                   None
  ------------------------------------------------------------------------------------------------------------
  Fifth                   July 1, 1957       4    4-7/8% Series due 1987    30,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Sixth                   January 1, 1958    5    4-1/8% Series due 1988    20,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Seventh                 August 1, 1958     6    4-3/8% Series due 1988    15,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Eighth                  January 1, 1959    7    4-3/4% Series due 1989    15,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Ninth                   January 1, 1960    8    5-3/8% Series due 1990    10,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Tenth                   April 1, 1964      9    4-5/8% Series due 1994    30,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Eleventh                March 1,1965       10   4-5/8% Series due 1995    10,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Twelfth                 May 1, 1966                      None
  ------------------------------------------------------------------------------------------------------------
  Thirteenth              August 1, 1966     11   6    % Series due 1996    20,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Fourteenth              April 1, 1970      12   9-1/4% Series due 2000    20,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Fifteenth               May 1, 1973        13   7-7/8% Series due 2003    20,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Sixteenth               February 1, 1975   14   9-3/8% Series due 2005    25,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Seventeenth             November 1, 1976   15   8-3/4% Series due 2006    30,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Eighteenth              June 1, 1980                     None
  ------------------------------------------------------------------------------------------------------------
  Nineteenth              January 1, 1981    16     14-1/8% Series due      40,000,000              None
                                                           1991
  ------------------------------------------------------------------------------------------------------------
  Twentieth               August 1, 1982     17     15-3/4% Series due      60,000,000              None
                                                        1990-1992
  ------------------------------------------------------------------------------------------------------------
  Twenty-First            September 1,       18     13-1/2% Series due      60,000,000              None
                          1983                             2013
  ------------------------------------------------------------------------------------------------------------
  Twenty-Second           March 1, 1984      19     13-1/4% Series due      60,000,000              None
                                                           1994
  ------------------------------------------------------------------------------------------------------------
  Twenty-Third            December 1, 1986   20   9-1/4% Series due 2016    80,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Twenty-Fourth           January 1, 1988    21     10-3/8% Series due      50,000,000              None
                                                            2018
  ------------------------------------------------------------------------------------------------------------
  Twenty-Fifth            October 1, 1989    22   7-1/8% Series due 2013    66,700,000              None
  ------------------------------------------------------------------------------------------------------------
                                             23   7-2/5% Series due 2016    17,000,000              None
  ------------------------------------------------------------------------------------------------------------
  Twenty-Sixth            April 1, 1993      24    Secured Medium-Term     250,000,000           89,500,000
                                                         Notes,
                                                        Series A
                                                      ($250,000,000
                                                        authorized)
  ------------------------------------------------------------------------------------------------------------
  Twenty-Seventh          January 1, 1994    25    Secured Medium-Term     161,000,000           59,000,000
                                                          Notes,
                                                         Series B
                                                      ($250,000,000
                                                        authorized)
  ------------------------------------------------------------------------------------------------------------
  Twenty-Eighth           September 1,       26   Collateral Series due    220,000,000              None
                          2001                             2002
  ------------------------------------------------------------------------------------------------------------
  Twenty-Ninth            December 1, 2001   27   7.75% Series due 2007    150,000,000          150,000,000
  ------------------------------------------------------------------------------------------------------------
  Thirtieth               May 1, 2002        28   Collateral Series due    225,000,000              None
                                                           2003
  ------------------------------------------------------------------------------------------------------------
  Thirty-First            May 1, 2003        29   Collateral Series due    245,000,000          245,000,000*
                                                           2004
  ------------------------------------------------------------------------------------------------------------
  Thirty-Second           September 1,       30   6.125% Series due 2013   45,000,000            45,000,000
                          2003
  ------------------------------------------------------------------------------------------------------------


         *To be retired in connection with the authentication and delivery of the bonds of the Thirty-first series.

                                                                       EXHIBIT B

                             FILING AND RECORDING OF
                      THIRTY-SECOND SUPPLEMENTAL INDENTURE

                             FILING IN STATE OFFICES

  -------------------------------------------------------------------------------------------------------
            STATE                   OFFICE OF                    DATE             FINANCING STATEMENT
                                                                                     DOCUMENT NUMBER
  -------------------------------------------------------------------------------------------------------
          Washington            Secretary of State              12/3/03              2003-337-0875-2
  -------------------------------------------------------------------------------------------------------
            Idaho               Secretary of State              12/3/03             B-2003-0955960-8
  -------------------------------------------------------------------------------------------------------
           Montana              Secretary of State              12/3/03                 75787579
  -------------------------------------------------------------------------------------------------------
            Oregon              Secretary of State              12/4/03                  6412661
  -------------------------------------------------------------------------------------------------------
          California            Secretary of State              12/4/03                 334461026
  -------------------------------------------------------------------------------------------------------


  ---------------------------------------------------------------------------------------------------------------
                                           RECORDING IN COUNTY OFFICES
  ---------------------------------------------------------------------------------------------------------------
       COUNTY            OFFICE OF                                                                  FINANCING
                                                      REAL ESTATE MORTGAGE RECORDS                  STATEMENT
                                                                                                    DOCUMENT
                                         --------------------------------------------------------    NUMBER
                                            DATE        DOCUMENT NUMBER        BOOK       PAGE
  ---------------------------------------------------------------------------------------------------------------
  WASHINGTON         Auditor               12/2/03           271879            N/A        N/A          N/A
  Adams
  ---------------------------------------------------------------------------------------------------------------
  Asotin             Auditor               12/3/03           272936            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Benton             Auditor               12/2/03        2003-058985          N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Douglas            Auditor               12/2/03          3068589            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Ferry              Auditor               12/2/03           257712            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Franklin           Auditor               12/2/03          1636649            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Garfield           Auditor               12/2/03            8317             N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Grant              Auditor               12/2/03          1139243            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Klickitat          Auditor               12/3/03          1042654            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Lewis              Auditor               12/3/03          3184912            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Lincoln            Auditor               12/2/03        20030431377           83        4201         N/A
  ---------------------------------------------------------------------------------------------------------------
  Pend Oreille       Auditor              12/12/03        2003-0272789         N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Skamania           Auditor               12/5/03           151375            255        173          N/A
  ---------------------------------------------------------------------------------------------------------------
  Spokane            Auditor               12/3/03          5008190            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Stevens            Auditor               12/2/03        2003-0016731         304        328          N/A
  ---------------------------------------------------------------------------------------------------------------
  Thurston           Auditor               12/5/03          3601539            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Whitman            Auditor               12/2/03           651354            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------
  IDAHO              Recorder              12/2/03           232558            N/A        N/A          N/A
  Benewah
  ---------------------------------------------------------------------------------------------------------------
  Bonner             Recorder              12/3/03           639856            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Boundary           Recorder              12/2/03           213391            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Clearwater         Recorder              12/4/03           194596            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Idaho              Recorder              12/2/03           432896            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------
                                           RECORDING IN COUNTY OFFICES
  ---------------------------------------------------------------------------------------------------------------
       COUNTY            OFFICE OF                                                                  FINANCING
                                                      REAL ESTATE MORTGAGE RECORDS                  STATEMENT
                                                                                                    DOCUMENT
                                         --------------------------------------------------------    NUMBER
                                            DATE        DOCUMENT NUMBER        BOOK       PAGE
  ---------------------------------------------------------------------------------------------------------------
  Kootenai           Recorder              12/2/03          1846100            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Latah              Recorder              12/2/03           483092            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Lewis              Recorder              12/2/03           130286            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Nez Perce          Recorder              12/2/03           699272            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Shoshone           Recorder              12/2/03           413689            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------
  MONTANA
  Big Horn           Clerk & Recorder      12/3/03           330379             73        503          N/A
  ---------------------------------------------------------------------------------------------------------------
  Broadwater         Clerk & Recorder      12/3/03           147052             73        462          N/A
  ---------------------------------------------------------------------------------------------------------------
  Golden Valley      Clerk & Recorder      12/3/03           76130              M        10893         N/A
  ---------------------------------------------------------------------------------------------------------------
  Meagher            Clerk & Recorder      12/3/03           113115            F57        792          N/A
  ---------------------------------------------------------------------------------------------------------------
  Mineral            Clerk & Recorder      12/3/03           94870                                     N/A
  ---------------------------------------------------------------------------------------------------------------
  Rosebud            Clerk & Recorder      12/3/03           95410             107        171          N/A
  ---------------------------------------------------------------------------------------------------------------
  Sanders            Clerk & Recorder      12/3/03           43743             N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Stillwater         Clerk & Recorder      12/3/03           315691            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Treasure           Clerk & Recorder      12/3/03           78585                                     N/A
  ---------------------------------------------------------------------------------------------------------------
  Wheatland          Clerk & Recorder      12/3/03           102318                                    N/A
  ---------------------------------------------------------------------------------------------------------------
  Yellowstone        Clerk & Recorder      12/3/03          3266239            N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------
  OREGON             Recorder                                                                          N/A
  Douglas                                  12/3/03        2003-032540
  ---------------------------------------------------------------------------------------------------------------
  Jackson            Recorder              12/8/03          03-82751           N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Josephine          Recorder              12/4/03        2003-030037          N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Klamath            Recorder              12/9/03            N/A              M03       89770         N/A
  ---------------------------------------------------------------------------------------------------------------
  Union              Recorder              12/3/03          20038068           N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------
  Wallowa            Recorder              12/3/03           49615             N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------
  CALIFORNIA
  El Dorado          Recorder              12/9/03       2003-012342200        N/A        N/A          N/A
  ---------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT C

                               PROPERTY ADDITIONS

          (A) Miscellaneous Fee-Owned Real Estate in the States of Washington and Idaho:

               1. Cabinet Gorge Mitigation  properties; Bonner County,  State of
Idaho:

                  (a) Lots 8 and 9, Block 10, Unit 2 of Granite Creek Properties in Sec. 25, T. 55 N., R. 1 West B.M.;

                  (b) Lot 17, Block 10, Unit 2 of Granite Creek Properties in Sec. 25, T. 55 N., R. 1 West B.M.;

                  (c) Lot 18, Block 1, Unit 2 of Granite Creek Properties in Sec. 25, T. 55 N., R. 1 West B.M.;

                  (d) Lot 11, Block 10, Unit 2 of Granite Creek Properties in Sec. 25, T. 55 N., R. 1 West B.M.;

                  (e) Lot 5, Block 10, Unit 2 of Granite Creek Properties in Sec. 25, T. 55 N., R. 1 West B.M.;

                  (f) Lots 19, 20 and 21, Block 10, Unit 2 of Granite Creek Properties in Section 25, T. 55 N., R. 1 West B.M.

              2.  Boulder  transmission  corridor;   Spokane  County,  State  of
Washington:

                  Tract W of Amended Survey filed in Book 92, Page 15E, Auditor No. 5032496, situate in the N/2 of Sec. 5, GT. 25 N., R. 45 East, W.M.

                                                                       EXHIBIT D

                                 (FORM OF BOND)

              THIS BOND IS NON-TRANSFERABLE, EXCEPT TO A SUCCESSOR ADMINISTRATIVE AGENT UNDER THE CREDIT AGREEMENT REFERRED TO HEREIN.


                               AVISTA CORPORATION

                              First Mortgage Bond,
                           Collateral Series due 2005

REGISTERED                                                            REGISTERED

NO. _________________                                       $___________________



                  AVISTA CORPORATION, a corporation of the State of Washington (hereinafter called the Company), for value received, hereby promises to pay to


, as Administrative Agent under the Credit Agreement hereinafter referred to or registered assigns, on May 5, 2005,


                                                                         DOLLARS

and to pay the registered owner hereof interest thereon from May 6, 2004 in arrears on June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005 (each such date being hereinafter called an "Interest Payment Date") and at Maturity (as hereinafter defined), at the rate of eight per centum (8%) per annum computed as provided in the Thirty-third Supplemental Indenture hereinafter referred to, until the Company's obligation with respect to the payment of such principal shall have been discharged. The principal of and premium, if any, and interest on this bond payable at Maturity shall be payable upon presentation hereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United
States of America as at the time of payment is legal tender for public and private debts. The interest on this bond (other than interest payable at Maturity) shall be paid directly to the registered owner hereof. Interest payable at Maturity shall be paid to the person to whom principal shall be paid. As used herein, the term "Maturity" shall mean the date on which the principal of this bond becomes due and payable, whether at stated maturity, upon redemption or acceleration, or otherwise.

                  This bond is one of an issue of bonds of the Company issuable in series and is one of a series known as its First Mortgage Bonds, Collateral Series due 2005, all bonds of all such issue of series being issued and issuable under and equally secured (except insofar as any sinking or other fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust, dated as of June 1, 1939, executed by the Company (formerly known as The Washington Water Power Company) to City Bank Farmers Trust Company and Ralph E. Morton, as Trustees (Citibank, N.A., successor Trustee to both said Trustees). Such mortgage and deed of trust has been amended and supplemented by various supplemental indentures, including the Thirty-third Supplemental Indenture, dated as of May 1, 2004 (the "Thirty-third Supplemental Indenture") and, as so amended and supplemented, is herein called the "Mortgage". Reference is made to the Mortgage for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee and the terms and conditions upon which the bonds are and are to be secured and the circumstances under which additional bonds may be issued. By its acceptance of this bond, the holder hereof is deemed to have consented and agreed to all of the terms and provisions of the Mortgage. The Mortgage may be modified or altered by affirmative vote of the holders of at least 60% in principal amount of the bonds outstanding under the Mortgage, considered as one class, or, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected, then such modification or alteration may be effected with the affirmative vote only of 60% in principal amount of the bonds outstanding of the series so to be affected, considered as one class, and, furthermore, for limited purposes, the Mortgage may be modified or altered without any consent or other action of holders of any series of bonds. No modification or alteration shall, however, permit an extension of the Maturity of the principal of, or interest on, this bond or a reduction in such principal or the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of a lien on the mortgaged and pledged property without the consent of the holder hereof.

                  The bonds of this series are not redeemable, in whole or in part, at the option of the Company.

                  The bonds of this series have been issued and delivered to The Bank of New York, as Administrative Agent under the Credit Agreement (as such terms are defined in the Thirty-third Supplemental Indenture) in order to provide the benefit of the lien of the Mortgage as security for the obligation of the Company under the Credit Agreement to pay the Obligations (as so defined), to the extent and subject to the limitations set forth below.

                  Upon the earliest of (A) the occurrence of an Event of Default under the Credit Agreement, and further upon the condition that, in accordance with the terms of the Credit Agreement, the Commitments (as defined in the Thirty-third Supplemental Indenture) shall have been or shall have terminated and any Loans (as so defined) outstanding shall have been declared to be or shall have otherwise become due and payable immediately and the Administrative Agent shall have delivered to the Company a notice demanding redemption of the bonds of this series which notice states that it is being delivered pursuant to
Article VII of the Credit Agreement, (B) the occurrence of an Event of Default under clause (g) or (h) of Article VII of the Credit Agreement, and (C) May 5, 2005, then all bonds of this series shall be redeemed or paid immediately at the principal amount thereof plus accrued interest to the date of redemption or payment.

                  The obligation of the Company to pay the accrued interest on bonds of this series on any Interest Payment Date prior to Maturity (a) shall be deemed to have been satisfied and discharged in full in the event that all amounts then due in respect of the Obligations shall have been paid or (b) shall be deemed to remain unsatisfied in an amount equal to the aggregate amount then due in respect of the Obligations and remaining unpaid (not in excess, however, of the amount otherwise then due in respect of interest on the bonds of this series).

                  The obligation of the Company to pay the principal of and accrued interest on bonds of this series at or after Maturity (x) shall be deemed to have been satisfied and discharged in full in the event that all amounts then due in respect of the Obligations shall have been paid or (y) shall be deemed to remain unsatisfied in an amount equal to the aggregate amount then due in respect of the Obligations and remaining unpaid (not in excess, however, of the amount otherwise then due in respect of principal of and accrued interest on the bonds of this series).

                  Anything in this bond to the contrary notwithstanding, if, at the time of the Maturity of the bonds of this series, the stated aggregate principal amount of such bonds then outstanding shall exceed the aggregate Revolving Credit Exposures (as defined in the Thirty-third Supplemental Indenture), the aggregate principal amount of such bonds shall be deemed to have been reduced by the amount of such excess.

                  The principal hereof may be declared or may become due prior to the stated maturity date on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a Completed Default as in the Mortgage provided.

                  This bond is non-transferable except as required to effect transfer to any successor administrative agent under the Credit Agreement, any such transfer to be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, together with a written instrument of transfer whenever required by the Company duly executed by the registered owner or by its duly authorized attorney, and, thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

                  In the manner prescribed in the Mortgage, any bonds of this series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

                  No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

                  This bond shall not become obligatory until Citibank, N.A., the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, AVISTA CORPORATION has caused this bond to be signed in its corporate name by its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal to be impressed or imprinted hereon and attested by its Corporate Secretary or one of its Assistant Corporate Secretaries by his signature or a facsimile thereof.

Dated:                                       AVISTA CORPORATION



                                             By:
                                                --------------------------------


ATTEST:
       -------------------------------------

                              TRUSTEE'S CERTIFICATE

                  This  bond  is  one  of  the  bonds,   of  the  series  herein
designated, described or provided for in the within-mentioned Mortgage.

                                            CITIBANK, N.A.
                                            Trustee



                                            By
                                               ---------------------------------
                                                       Authorized Officer

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


-------------------------------------------------------
     [please insert social security or other identifying number of assignee]



-------------------------------------------------------
            [please print or typewrite name and address of assignee]


-------------------------------------------

the within bond of AVISTA CORPORATION and does hereby irrevocably constitute and appoint ________________________, Attorney, to transfer said bond on the books of the within-mentioned Company, will full power of substitution in the premises.

Dated:
        ---------------

        -----------------------------

                                    Notice:  The  signature  to this  assignment
                                    must  correspond  with the  name as  written
                                    upon   the   face  of  the   bond  in  every
                                    particular without alteration or enlargement or any change whatsoever.